As filed with the Securities and Exchange Commission on August 22, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
___________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
August 22, 2013
___________________________
BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 North Tryon Street Charlotte, North Carolina 28255
(Address of principal executive offices)

(704) 386-5681
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
___________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On August 22, 2013, the board of directors (the "Board") of Bank of America Corporation (the "Corporation") approved and adopted amendments to the Corporation's Amended and Restated Bylaws (the "Bylaws"). The amendments to the Bylaws are effective upon approval by the Board. The Board conducts routine periodic reviews of the Board's governance documents, including the Bylaws, and these changes reflect current governance practices, developments in Delaware law or provide additional clarity to make the Bylaws easier to navigate. In addition to adding a table of contents and revising certain defined terms in Article I of the Bylaws, the amendments to the Bylaws include the following:

Location	Description of Amendment
Article III Section 1	• Clarifies that the Board may postpone, reschedule or cancel any annual stockholders' meeting.

Section 2
• Clarifies that business transacted at any special stockholders' meeting shall be limited to the purposes stated in the notice.
• Clarifies that the Board may postpone, reschedule or cancel any special stockholders' meeting.
• Clarifies how the requisite stock ownership for a stockholder to be able to call a special meeting of stockholders is calculated.
• Clarifies the effect of a revocation of a stockholder's request for a special stockholders' meeting where multiple special meeting requests have been received.
• Clarifies that the date of any stockholder-requested special meeting shall not be less than 10 days after the record date for such meeting.

Section 3	• Clarifies that the Board may determine to hold stockholders' meetings by remote communication.

Section 4
• Clarifies that notice may be given to stockholders in the manner and to the extent permitted by the Delaware General Corporation Law and the "householding rules" set forth in Rule 14a-3(e) under the Securities Exchange Act of 1934.
• Clarifies the procedures governing adjournments of stockholders' meetings and waiver of notice by stockholders.

Section 5
• Clarifies how the record date for a stockholders' meeting is determined in the event that no record date is fixed by the Board.
• Clarifies that the determination of stockholders entitled to vote at a meeting also applies to any postponement of such meeting to a date not more than 60 days after the record date, unless the Board fixes a new record date.

Section 6
• Clarifies that in the event the Board determines to hold a stockholders' meeting by remote communication, the stockholder list shall be provided by accessible electronic network and that the stock ledger shall be the only evidence as to who is entitled to examine the stockholder list or to vote in person or by proxy at such stockholders' meeting.

Section 7	• Clarifies the procedure for adjourning a stockholders' meeting if no quorum is present.

Section 8	• Clarifies the methods by which a stockholder may revoke any proxy that is not irrevocable.

Section 11	• Clarifies the scope of authority of the chairman of the meeting when conducting stockholders' meetings.

Section 12
• Specifies certain information, representations and consents required to be included in the notice that must be given by stockholders seeking to nominate directors or bring other business before a stockholders' meeting.
• Clarifies that the Corporation may require any proposed director nominee to provide information relevant to a determination of whether such person can be considered an independent director.
• Clarifies the powers and duties of the chairman of the meeting with respect to director nominations and business proposed by any stockholder at a stockholders' meeting.

Section 13	• Adds a new provision describing the provisions of Delaware law regarding the appointment of inspectors of election and the duties of such inspectors of election at a stockholders' meeting.

Location	Description of Amendment
Article IV Section 3

• Clarifies that the term of a director expires upon such director's death, resignation, disqualification or removal.
• Clarifies that a director may resign at any time upon providing notice to the Corporation.

Section 6	• Deletes in its entirety the provision relating to the Executive Committee and renumbers prior Section 7 as Section 6.

Article V
Section 3	• Shortens the mandatory notice period for meetings of directors from 2 days to 24 hours' written notice. • Clarifies the manner in which notice of a meeting of directors may be given.

Section 8	• Clarifies that committees of the Board may act by unanimous written consent.

Article VI Section 1	• Clarifies additional titles of persons that may be considered officers of the Corporation.

Section 11	• Clarifies categories of officers of the Corporation that the Board may appoint.

Article VII
• Amended to provide that shares of stock of the Corporation will be uncertificated and that shares currently represented by certificates will upon presentation for transfer be canceled and reissued in uncertificated form, and that certificates claimed to have been lost will likewise be reissued in uncertificated form, in all cases unless the Board by resolution determines otherwise.
• Deletes in its entirety Section 4 relating to stockholders of record and renumbers prior Section 5 as Section 4.

Article VIII
• Clarifies the nature of proceedings or threatened proceedings for which indemnification is available to directors, officers, managers, employees or agents of the Corporation under the Bylaws, that indemnification is available for tax liabilities, and that indemnification and advancement are available for counterclaims only if the bringing of such claims was authorized by the Board.
• Adds a new Section 8 stating that the provisions of Article VIII granting indemnification rights are severable.

Article IX Section 1	• Clarifies the authority of specified persons to execute certain documents on behalf of the Corporation and to delegate authority to other persons to execute documents on behalf of the Corporation.

Article X Section 2	• Clarifies the persons who may call a meeting of the Board, or any committee thereof, during an "Emergency" (as defined in the Bylaws).

The foregoing summary of the amendments to the Bylaws is qualified in its entirety by reference to the Bylaws, a copy of which are attached hereto as Exhibit 3.1 and are incorporated in this Item 5.03 by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibit is filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
3.1	Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Ross E. Jeffries, Jr.
Ross E. Jeffries, Jr.
Associate General Counsel and Corporate Secretary

Dated: August 22, 2013

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
3.1	Amended and Restated Bylaws

5